                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report of InterQual, Inc. included in or incorporated by reference into this Amendment No. 1 on Form S-3 to Form S-4 Registration Statement and to all references to our firm in this Registration Statement.

                                    /s/ ALEXANDER, ARONSON, FINNING & CO.,
                                    P.C.

                                    ALEXANDER, ARONSON, FINNING & CO., P.C.

Westborough, Massachusetts
June 30, 1998